Exhibit 99.1
Mike Vanderwoude VP - Investor Relations November 16, 2004

"Safe Harbor" Statement Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believe," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, including for wireless, wireline and internet services, general economic trends affecting the purchase or supply of telecommunication services, world and national events that may affect the ability to provide services, changes in the regulatory environment, any rulings, orders or decrees that may be issued by any court or arbitrator, restrictions imposed under our varous credit facilities and debt instruments, and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in the company's recent filings with the Securities and Exchange Commission, including Cincinnati Bell's annual Form 10-K report, quarterly Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent the company's estimates as of the date on first slide of the presentation. The company anticipates that subsequent events and developments will cause its estimates to change.

Jack Cassidy President and CEO November 16, 2004

Overview of Cincinnati Bell's Strategy De-lever; builds shareholder value Defend the franchise through bundling Look for opportunistic growth

Key Points of Today's Discussion Past and present results show consistent execution and sustainability of performance Access line and bundling trends indicate an effective competitive strategy Free cash flow is strong, and carries a yield that provides an attractive return to the shareholder

Revenue per access line is best among diversified telcos Source: Company reports. Includes local, DSL and long distance revenue for all companies SBC VZ AT BLS CBB Wireline Revenue per Access Line 4Q03 175.9 179.7 198.3 200.8 211.7 3Q04 Wireline Revenue Per Access Line

Source: Company reports. SBC VZ BLS AT CBB Operating Margin 0.117 0.147 0.263 0.378 0.389 3Q04 LEC Operating Margin LEC operating margin is far better than the RBOCs and better than subsidized AT...

Source: Company reports. Includes In-territory and Out-of-territory lines. SBC VZ BLS AT CBB Access Line Decline -0.042 -0.044 -0.036 -0.026 -0.016 3Q04 Access Line Decline ....as is access line decline.

% Added YTD % Total Penetration CBB 2.7 10.17 BLS 1.96 6.16 SBC 2.41 6.43 Q 2.17 3.93 VZ 1.88 4.18 AT 2.19 4.94 CTL 1.66 3.51 CZN 2.94 5.05 FON 1.75 3.85 CBB 2nd Best YTD Growth CBB Best Penetration CBB has best DSL penetration and nearly the best YTD growth Source: Company Reports

Source: Company reports. BLS Q VZ SBC CTL FON AT CBB LD Penetration of total access lines 0.2457 0.2827 0.3222 0.3733 0.4439 0.54 0.55 0.5669 3Q04 Total LD Penetration Total LD penetration is industry best CBB consumer penetration is 74%, compared to 47% for VZ and 56% for FON

Wireless penetration of licensed POPs is near industry best Source: Company reports. Merrill Lynch November 2004. NXTL FON AWE Cing AT CBB VZ Wireless penetration of licensed POPs 0.063 0.082 0.086 0.114 0.137 0.14 0.175 3Q04 Wireless Penetration of Licensed POPs

Bundling drives the attainment of market share leadership in key services. 97% 48% 74% 47% 35% 13% Annual Access Line Retention Consumer VAS Bundle Penetration Consumer LD Share Business LD Share Wireless Penetration ADSL Total Penetration ADSL Consumer Penetration 18% Company reports. In-territory measures

Paul McAleese Chief Marketing Officer November 16, 2004

Strong access line performance

Leveraging our wireless footprint for access line success. Our incumbent LEC territory Cinci suburbs of Mason and Lebanon - Sprint territory - mostly facilities based Middletown - SBC territory - UNE-L Greater Dayton area - SBC territory - mostly UNE-P but some UNE-L and some facilities Dark green - CBW wireless coverage area

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Access Line Decline -0.019 -0.0206 -0.0194 -0.026 -0.028 -0.021 -0.016 Source: Company reports. Annual Access Line Decline Favorable trends in total access lines

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Access Line Decline -0.023 -0.024 -0.023 -0.029 -0.033 -0.033 -0.034 Source: Company reports. Annual In-Territory Access Line % Decline Comprised of a stable Cincinnati market

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Access Line Decline 700 -3000 -2000 -3300 -3100 -1900 -1300 Source: Company reports. Sequential In-Territory Business Access Line Decline Including strong business line trends

Source: Company reports. 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Access Line Decline 600 700 700 700 2400 7900 6900 Sequential Out-of-territory Access Line Growth And impressive growth out-of-territory

DSL and out-of-territory gains offset in-territory decline for the year In-territory access line decline 33,600 DSL increase 30,300 3Q04 annual change in access lines and DSL subscribers Source: Company reports. Out-of- territory access line increase 17,900 Net increase of 14,600 total connections

Bundling is our competitive advantage

Source: Company reports. In-territory residential measure. 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Complete Connections Residential Penetration 0.41 0.4191 0.4271 0.4406 0.4593 0.4712 0.4844 Complete Connections Penetration Complete Connections - the bundling farm team Complete Connections is Cincinnati Bell's local value-added service bundle

In-territory consumer figures. Custom Connections, DSL and Postpaid Wireless are expressed as a percent of primary residential in-territory access lines. LD is expressed as a percentage of primary residential in-territory access lines for which a long distance carrier is selected. Bundling increases penetration of key services 3Q03 4Q03 1Q04 2Q04 3Q04 Custom Connections Penetration 0.0927 0.1135 0.1445 0.1641 0.1825 3Q03 4Q03 1Q04 2Q04 3Q04 DSL Penetration 0.1276 0.1393 0.1564 0.1682 0.1773 Custom Connections 3Q03 4Q03 1Q04 2Q04 3Q04 LD Penetration 0.701 0.707 0.718 0.729 0.744 DSL LD 3Q03 4Q03 1Q04 2Q04 3Q04 Wireless penetration 0.3184 0.3402 0.3533 0.3573 0.3485 Postpaid Wireless

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Revenue Per Household 72.31 74.31 73.97 73.39 74.57 75.98 77.08 Revenue Per Household Bundle-driven penetration has increased Revenue per Household 3% 2% Y/Y growth In-territory measure $72 $74 $74 $73 $75 $76 $77 4%

Q3 wireless results were mixed

Wireless gross activity is strong Source: Company reports. Merrill Lynch November 2004. NXTL FON AWE AT Cing VZ CBB Wireless Gross Adds as % of licensed POPs 0.0052 0.0084 0.0101 0.0105 0.0115 0.0149 0.0149 3Q04 Wireless Gross Adds as % of Licensed POPs

But network transition issues have driven churn higher Source: Company reports. Merrill Lynch November 2004. CBB churn is postpaid only VZ NXTL AT FON Cing AWE CBB Wireless Churn 0.015 0.015 0.018 0.027 0.028 0.037 0.037 3Q04 Wireless Churn

Wireless churn is our primary focus Transition to GSM has been challenging - both in and out of market Network issues caused by spectrum management complexities - fixes are in place now We improved our ability to allocate channels by sector and have added 38 cell sites through Q3 to improve quality We expect Q4 to show improvement in churn - and expect improvement to continue into 2005

Competing successfully against the VoIP threat

We've been methodical in our defense strategy Starting in January, CBB management.... Assessed the likely impact of VOIP in our market Profiled the most susceptible customers and began immunizing them with new bundles and offers Developed formal daily reporting to leverage our perfect information. Established a dedicated Save Desk and offers Established an empowered Winback team and offers

Competitive results through Q3 A substantial portion of those intending to leave call us first...and we save over 70% of them Of our losses, a double digit percentage are TW staff Similar volumes are customers with poor payment history And of those that leave, we win back a double digit percent While generating an ARPU increase as customers buy deeper bundles

In summary, the cable company has a churn problem...

Brian Ross Chief Financial Officer November 16, 2004

Key Points of Today's Discussion Past and present results show consistent execution and sustainability of performance Access line and bundling trends indicate an effective competitive strategy Free cash flow is strong, and carries a yield that provides an attractive return to the shareholder

We expect to hit the favorable end of the guidance range for profitability…


2004 Estimated Cash Flow and Net Debt Reduction
$ in Millions
Will come in at the favorable end of this range
~485-505
~$115-135
~$170
~$25-40
~$5
~$160
~$20
~$140
EBITDA
Capex
Cash Interest and Preferred Dividends
Broadband Liabilities
Cash Tax
Free Cash Flow
PIK and Amortization
2004 Net Debt Reduction

See company disclosures regarding EBITDA, cash flow and net debt at the end of this presentation

36

See end of presentation for Non-GAAP reconciliation ....driven by two substantial, recurring improvements to profitability $126 $3 $4 $4 $136 2Q04 EBITDA 3Q04 EBITDA Non-recurring operating tax benefit in Broadband segment Elimination of gross receipts tax in Local segment Reduction in cost of LD minutes of use 9% sequential increase

Restructuring charges up to $40 million spread over next two years have three components Special termination benefits (non-cash) Pension plan curtailment (non-cash) Involuntary separations (cash) 4Q04 2005 2006 Up to $15M Total Up to $20M Up to $5M Up to $20M Total over 2 years Up to $40M total, up to $5M cash Expect cost savings of $20-$25M annually by end of 2006

Restructuring plan focuses on streamlining operations and transforming the business Streamlining Initiatives Field force automation Customer care automation Simplified billing Transformational Initiatives Simplification of offers - eventually all unlimited E-bill and E-care Network convergence

We expect to come in at the high end of the capex range due to data center investment EBITDA 2004 Net Debt Reduction ~$170 $ in Millions ~$20 Capex ~$115-135 ~485-505 Broadband Liabilities ~$25-40 Cash Interest and Preferred Dividends PIK and Amortization ~$140 Free Cash Flow ~$160 ~$5 Cash Tax 2004 Estimated Cash Flow and Net Debt Reduction See company disclosures regarding EBITDA, cash flow and net debt at the end of this presentation Will come in at the high end of this range

Future years offer substantial opportunities to improve net debt reduction capability Refinance of 16% Mezz Notes Change in net debt reduction capability - future years vs. 2004 +$20 to +$30M Broadband Liabilities* +$25 to +$30M 8.375% Senior Sub Notes -$15M Total +$30 - $45M *Liabilities related to the sale of substantially all of the company's broadband assets in 2003. Total liabilities were $62 million and $46 million at 12/31/03 and 9/30/04, respectively

Strong and sustainable cash flow plus attractive yield makes CBB an excellent buy AT SBC VZ BLS CBB FCF Yield 0.079 0.077 0.075 0.086 0.155 Free Cash Flow Yield* * CBB FCF yield equals 2004 estimated net debt reduction (~$140 million) divided by market cap 2004 Cash Flow Estimates (Source: Merrill Lynch); Closing Share Prices 11.05.04

Use of Non-GAAP Financial Measures The company has presented certain information regarding net debt in the preceding discussion because the company believes net debt provides a useful measure of a company's liquidity and financial health. Net debt is defined by the company as the sum of the face amount of short-term and long-term debt, offset by cash and cash equivalents. A detailed reconciliation of the company's net debt to comparable GAAP financial measures is posted on the company's website at www.cincinnatibell.com, under the Investor Relations tab. The company has also presented certain information regarding cash flow in the preceding discussion because the company believes cash flow provides a useful measure of a company's operational performance, liquidity and financial health. Cash flow is defined by the company as SFAS 95-defined cash provided by (used in) operating, financing and investing activities, less changes in restricted cash in operating activities, issuance and repayment of long-term debt in financing activities, short-term borrowings (repayments) in financing activities and proceeds from the sale of discontinued operations and assets in investing activities. Cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with cash flow as defined by other companies. A detailed reconciliation of the company's cash flow to comparable GAAP financial measures is posted on the company's website at www.cincinnatibell.com, under the Investor Relations tab. The company has presented certain information regarding EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) because the company believes EBITDA is provides a useful measure of the company's operational performance. EBITDA is defined by the company as GAAP Operating Income plus depreciation, amortization, restructuring charges, asset impairments and other special items. EBITDA should not be considered as an alternative to comparable GAAP measures of profitability. A detailed reconciliation of the company's EBITDA to comparable GAAP financial measures is provided in this presentation. These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because Cincinnati Bell Inc. management uses this information when evaluating the company's results of operations and cash flow and believes that this information provides the users of the financial statements with additional and useful comparisons of the company's current results of operations and cash flows with past and future periods.

Non-GAAP Reconciliation